Exhibit 10.1

AMENDMENT NO. 1
TO AMENDED AND RESTATED
CHANGE OF CONTROL AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of February 5, 2010, is entered into by and between PONIARD PHARMACEUTICALS, INC., a Washington corporation (the “Company”), and RONALD A. MARTELL (the “Executive”).

RECITALS

A.            The Company and the Executive are parties to an Amended and Restated Change of Control Agreement, dated as of February 24, 2009 (the “Agreement”).

B.            The Executive has been promoted to Chief Executive Officer of the Company and the parties desire to amend the Agreement to provide the Executive additional benefits.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.                                      Termination Payments - COBRA.

The phrase “one (1) year” in the first line of Section 8.1(b) shall be changed to “eighteen (18) months”.

2.                                      Termination Payments - Salary.

The phrase “one (1) times” in the first line of Section 8.1(d) shall be changed to “two (2) times”.

3.                                      Full Force and Effect.

Except as amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and entered into this Amendment effective as of the date first above written.

PONIARD PHARMACEUTICALS, INC.

By:	/s/ Gerald McMahon

Name: Gerald McMahon
Its: Chairman

EXECUTIVE

By:	Ronald A. Martell

Name: Ronald A. Martell